Henderson	Summary Prospectus
Global Funds	November 30, 2014

European Focus Fund

Class A Shares (HFEAX), Class B Shares (HFEBX), Class C Shares (HFECX), Class I Shares (HFEIX)

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Statutory Prospectus and other information about the Fund online at www.hendersonglobalinvestors.com/funddocuments. You can also get this information free by calling 866.343.6337 or by sending an e-mail to fundcontactNA@henderson.com. The Fund’s Statutory Prospectus and Statement of Additional Information, each dated November 30, 2014, are incorporated by reference into (and are considered part of) this Summary Prospectus.

Investment Objective

The Henderson European Focus Fund’s (the “Fund”) investment objective is to achieve long-term capital appreciation primarily through investment in equities of European companies.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for a sales charge discount on your purchases of Class A shares if you and your immediate family invest, or agree to invest in the future, at least $50,000 in Henderson Global Funds. More information about these and other discounts is available from your financial professional and in the sections entitled “Sales Charge Reductions-Class A Shares” and “Sales Charge Waivers-Class A Shares” pages 82–83 of the Fund’s Prospectus and the section entitled “Purchases, Exchanges and Redemption Information” on page 97 of the Statement of Additional Information.

Shareholder fees	Class A	Class B	Class C	Class I
(fees paid directly from your investment)	Shares	Shares	Shares	Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None (a)	5.00% (b)	1.00% (c)	None
Annual Fund Operating Expenses (expenses you pay each year	Class A	Class B	Class C	Class I
as a percentage of the value of your investment)	Shares	Shares	Shares	Shares
Management Fees (d)	0.92%	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.20%	0.27%	0.22%	0.19%
Total Annual Fund Operating Expenses	1.37%	2.19%	2.14%	1.11%
(a)
A 1.00% deferred sales charge, also known as a contingent deferred sales charge (CDSC), applies to redemptions of Class A shares within one years of purchase if purchased with no initial sales charge as part of an investment of $1 million or more and if the Fund’s distributor paid a sales commission on the purchase.

(b)	The CDSC payable upon redemption of Class B shares declines over time.
(c)	A CDSC of up to 1% may be imposed on certain redemptions of Class C shares within 12 months of purchase.
(d)	Management Fees have been restated to reflect the contractual management fee schedule effective July 1, 2014.

Expense Example

The example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the applicable class of Fund shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above. The expense example assumes that the adviser’s agreement to waive fees and/or reimburse expenses expires on July 31, 2020. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1-Year	3-Year	5-Year	10-Year
Class A	$706	$983	$1,281	$2,126
Class B	622	985	1,274	2,315
Class C	317	670	1,149	2,472
Class I	113	353	612	1,353

You would pay the following expenses if you did not redeem your shares:
	1-Year	3-Year	5-Year	10-Year
Class A	$706	$983	$1,281	$2,126
Class B	222	685	1,174	2,315
Class C	217	670	1,149	2,472
Class I	113	353	612	1,353

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example tables, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 90% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of European companies. Equity securities include common stocks and related securities, such as preferred stock, convertible securities and depositary receipts. For purposes of this investment strategy, assets of the Fund means net assets plus the amount of any borrowings for investment purposes. European companies are broadly defined to include any company that meets one or more of the following tests:

•	its country of organization, its primary business office and/or the principal trading market of its stock are located in Europe

•	50% or more of its assets are located in Europe

•	50% or more of its revenues are derived from Europe

The manager seeks investments that will increase in value by emphasizing stock selection and may invest in companies of any size, including through initial public offerings and private placements. Stock selection is based on an opportunistic approach which seeks to exploit stock specific criteria described below and particular investment factors in Europe that are expected to drive stock prices. The manager will invest in both “growth” stocks that the manager believes are reasonably priced and “value” stocks that are, in the manager’s opinion, undervalued.

Companies are evaluated using a broad range of criteria, including:

•	a company’s financial strength

•	competitive position in its industry

•	projected future earnings and cash flows

The Fund has no limits on the geographic asset distribution of its investments within Europe. The Fund may invest in companies located in Western European countries such as the United Kingdom, Belgium, Germany, Norway, the Netherlands, Denmark, Switzerland, Finland, Sweden, Portugal, France, Austria, Italy and Spain. If political and economic conditions warrant, the Fund may invest in issuers located in Central and Eastern European countries such as Russia, Bulgaria, the Czech Republic, Turkey and Poland.

Country and sector allocation decisions are driven primarily by the stock selection process. However, in evaluating investment opportunities in various countries and sectors, the manager will consider:

•	the condition and growth potential of the various economies, industry sectors and securities markets

•	expected levels of inflation

•	government policies influencing business conditions

•	currency and taxation factors

•	other financial, social and political factors that may have an effect on the investment climate of the companies that are located in those markets.

The Fund generally sells a stock when in the manager’s opinion there is a deterioration in the company’s fundamentals, the company fails to meet performance expectations, the stock achieves its target price, its earnings are disappointing or its revenue growth has slowed. The Fund may also sell a stock if the manager believes that negative country or regional factors may affect the company’s outlook, in the manager’s opinion, a superior investment opportunity arises or to meet cash requirements. The manager anticipates that the Fund will continue to hold securities of companies that grow or expand so long as the manager believes the securities continue to offer prospects of long-term growth. Some of the Fund’s investments may produce income, although income from dividends and interest will be incidental and not an important consideration in choosing investments.

The Fund may also invest a substantial amount of its assets (i.e., more than 25% of its assets) in issuers located in a single country or a limited number of countries and may invest up to 15% of its net assets in illiquid securities.

The Fund may engage in derivative transactions to hedge against fluctuations in currency exchange rates. There are no limits on the extent to which foreign currency hedging may be utilized.

The Fund may engage in exchange-traded or over-the-counter derivative transactions to seek return, to generate income, to hedge against fluctuations in securities prices, interest rates or currency exchange rates, to change the effective duration of the portfolio, to manage certain investment risks, or as a substitute for the purchase or sale of securities or currencies directly. To the extent derivatives are used, the Fund expects to use them principally when seeking to hedge currency exposure using forward foreign currency contracts, to generate income from option premiums by writing covered call options on individual securities, to gain exposure to equity securities by using futures contracts on securities indices, to gain or limit exposure to equities by purchasing exchange-traded call or put options on individual securities, to obtain net long or net negative (short) exposures to selected interest rate, duration or credit risks using a combination of bond or interest rate futures contracts, options on bond or interest rate futures contracts, and interest rate, inflation rate and credit default swap agreements, However, the Fund may also purchase or sell other types of derivatives contracts. There is no stated limit on the Fund’s use of derivatives.

The Fund may engage in active and frequent trading to achieve its investment objective. The Fund does not limit its investments to companies of any particular size and may invest a significant portion of its assets in smaller and less seasoned issuers. However, in an attempt to reduce portfolio risks, the manager generally will invest across countries, industry groups and/or securities.

Principal Investment Risks

You can lose money by investing in the Fund and your investment in the Fund may not perform as well as other similar investments. As with any fund, the value of the Fund’s investments and therefore the value of the Fund’s shares, as well as the amount of any dividend paid, may fluctuate significantly. The Fund may not achieve its investment objective, and is not intended as a complete investment program. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The principal risks that could adversely affect the total return on your investment include:

• Geographic Concentration Risk. Geographic concentration risk is the risk of investing mostly in one geographic region. Investments in a single region, even though representing a number of different countries within the region, may be affected by common economic forces and other factors. This vulnerability to factors affecting European investments is significantly greater than it would be for a more geographically diversified fund, and may result in greater losses and volatility. This risk increases to the extent the Fund focuses on issuers in a limited number of countries in Europe. Western Europe has, in certain instances, been susceptible to serious financial hardship, high debt levels and high levels of unemployment. The European Union itself has experienced difficulties in connection with the debt loads of some of its member states.

Although Western Europe is developed, recent economic hardship will pose investment risk in neighboring emerging nations.

• Concentration Risk. At times the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

• Market Risk. The market price of securities or other investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities.

• Smaller and Less Seasoned Companies Risk. Smaller companies and, to a greater extent, less seasoned companies, may have more limited product lines, markets and financial resources than larger, more seasoned companies and, especially in the case of initial public offerings and private placements, their securities may trade less frequently and in more limited volume than those of larger, more mature companies, and the prices of their securities may tend to be more volatile than those of larger, more established companies.

• Foreign Investments Risk. The risks of investing outside the US include currency fluctuations, economic or financial insolvency, lack of timely or reliable financial information, possible imposition of foreign withholding taxes or unfavorable political or legal developments. These risks are typically greater in less developed or emerging market countries.

• Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

• Derivatives Risk. Derivatives involve special risks different from, and potentially greater than, the risks associated with investing directly in securities and may result in greater losses. The successful use of derivatives depends on the manager’s ability to manage these sophisticated instruments, which require investment techniques and risk analysis different from those of other investments. Derivatives involve the risk of mispricing or improper valuation and the prices of derivatives may move in unexpected ways especially in unusual market conditions, and may result in increased volatility and unexpected losses. Some derivatives are “leveraged” and therefore will magnify or otherwise increase any investment losses. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. When derivatives are used to gain or limit exposure to a particular market, market segment or asset class, their exposure may not correlate as expected to the performance of such market or asset class thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the manager’s potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. In fact, many over-the-counter instruments (instruments not traded on exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. Derivatives may also involve credit and interest rate risks. In addition, the risks associated with the use of derivatives are magnified to the extent that a larger portion of the Fund’s assets are committed to derivatives in general or are invested in a few types of derivatives.

• Frequent Trading Risk. The Fund’s portfolio turnover rate may be 100% or more. Frequent buying and selling of investments involve higher trading costs and other expenses may affect the Fund’s performance over time. High rates of portfolio turnover may result in the realization of short-term capital gains. The payment of taxes on these gains could adversely affect your after tax return on your investment in the Fund. Any distributions resulting from such net gains will be considered ordinary income for federal income tax purposes.

Performance

The bar chart and table below provide some indication of the risk of an investment in the Fund by showing the changes in the Fund’s performance from year to year and by showing the Fund’s average annual total returns for different calendar periods compared to those of a broad-based securities market index. When you consider this information, please remember the Fund’s performance in past years (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information on our website, www.henderson.com, or by calling 866.3HENDERSON (or 866.343.6337).

The annual returns in the bar chart which follow are for the Fund’s Class A shares without reflecting payment of any front-end sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

Total Return (%)
per calendar year

During the ten-year period ended December 31, 2013, the Fund’s highest and lowest quarterly returns were 40.45% and (32.08)% for the quarters ended June 30, 2009 and September 30, 2008, respectively. The year-to-date return through September 30, 2014 was (2.55) %.

Average Annual Total Returns for periods ended December 31, 2013	1 Year	5 Years	10 Years	Since
(including maximum sales charges)%		%	%	Inception %
Class A (Inception August 31, 2001)
Return Before Taxes	26.98	25.68	13.09	17.00
Return After Taxes on Distributions	27.00	25.12	11.75	15.73
Return After Taxes on Distributions and Sale of Fund Shares	15.40	21.29	10.63	14.40
Class B (Inception August 31, 2001)
Return Before Taxes	29.67	26.12	13.10	17.01
Class C (Inception August 31, 2001)
Return Before Taxes	33.71	26.22	12.92	16.69
Class I (Inception March 31, 2009)1
Return Before Taxes	35.13	27.52	13.91	17.69
MSCI Europe Index (reflects no deductions for fees, expenses or taxes)	25.96	14.08	7.88	7.40
1
The performance for Class I shares for the period prior to March 31, 2009 is based on the performance of Class A shares. Performance for Class I shares would be similar because the shares are invested in the same portfolio of securities and have the same portfolio management. Class I shares are not subject to a front-end sales charge or a distribution fee.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After tax-returns are shown only for the Class A shares. The after-tax returns of the Class B, C and I shares will vary from those shown for the Class A shares because, as noted above, each class of shares has different sales charges, distribution fees and/or service fees, and expenses.

Management

Henderson Global Investors (North America) Inc. is the investment adviser of the Fund. Henderson Investment Management Limited is the subadviser of the Fund. Stephen Peak, Director of International Equities, Portfolio Manager, has managed the Fund since inception in 2001.

Purchases and Sales of Fund Shares

The following table illustrates the minimum investment requirements for the Fund’s Class A, Class B and Class C shares:

Account Type	Minimum to Open an Account	Minimum Balance
Regular	$500	$500
IRA and Roth IRA	500	500
Coverdell Education Savings Account (Educational IRA)	500	500
Automatic Investment Plan	500	500

Subject to meeting the Class I shares eligibility requirements, please check with your individual consultant, financial intermediary, plan administrator or third party record-keeper for information about the minimum investment requirements that may be imposed by such party.

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open.

The Fund will not accept new or additional investments in Class B shares with the limited exception that current Class B shareholders may continue to have their dividends automatically reinvested in Class B shares of the Fund. Class B shares may also continue to be exchanged with Class B shares of other Henderson Global Funds either through a financial advisor, financial intermediary or directly through the Fund.

You may purchase, redeem or exchange Class A, Class C or Class I shares of the Fund either through a financial advisor, financial intermediary or directly through the Fund.

Tax Information

The Fund intends to make distributions annually. You will generally have to pay federal income taxes, and any applicable state or local taxes, on the distributions you receive from the Fund as ordinary income or capital gains unless you are investing through a tax-exempt account such as a qualified retirement plan. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

Financial Intermediary Compensation

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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